SECURITIES AND EXCHANGE COMMISSION


	Washington, D.C. 20546



	FORM 8-K


	Current Report Pursuant to
	Section 13 or 15(d) of the
	Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):	November 27, 1999




	Caretenders Health Corp.
	(Exact name of registrant as specified in its charter)



	Delaware
	(State or other jurisdiction of incorporation)


		1-9848                            06-1153720
	(Commission file number)        (I.R.S. Employer Identification No.)



100 Mallard Creek Road, Louisville, KY                          	40207
(Address of principal executive offices)                      		(Zip Code)



	(502) 899-5355
	(Registrant's telephone number, including area code)



<PAGE



	CARETENDERS HEALTH CORP. AND SUBSIDIARIES

	FORM 8-K

	INDEX



Item 2.Asset Disposition	                              3

Item 7.Pro-forma Financial Statements:

	Interim Consolidated Statements of Operations
	for the six-months ended September 30, 1999	          4

	Interim Consolidated Balance Sheet as of
	September 30, 1999	                                   5

	Consolidated Statements of Operations
	for the Year ended March 31, 1999	                    6

	Consolidated Statements of Operations
	for the Year ended March 31, 1998	                    7

	Consolidated Statements of Operations
	for the Year ended March 31, 1997	                    8


	Notes to Consolidated Pro-forma Financial Statements	 9

Item 2.	ASSET DISPOSITION

On November 12, 1999 sold its product operations (consisting of infusion therapy and respiratory and medical equipment businesses) to Lincare
Holdings, Inc. in an asset sale for $14.5 million as part of a formal plan of separation. The Company is pursuing available strategic alternatives relative to its visiting nurse operations in order to complete this plan. Proceeds from the sale are being used to repay obligations outstanding under the Company's bank line of credit. As of November 19, 1999 approximately $2.5 million remained outstanding on the line of credit. The Company has retained certain assets and liabilities associated with the product operations, the liquidation of which is expected to generate additional proceeds of approximately $2 million. The Company intends to use the borrowing capacity available to it as a result of these actions to pursue further development of its adult day care business.

As a result of the operational separations, the Company has recorded a one-time net of tax loss of approximately $5 million or ($1.60) in the quarter ended September 30, 1999. This charge reduces the book value of the operations to their expected net realizable value and includes the estimated future operating results of the visiting nurse operations prior to separation. These changes have been accounted for as discontinued operations in the financial statements for interim periods ended September 30, 1999.


<PAGE

Item 7.	PRO-FORMA FINANCIAL STATEMENTS

On November 12, 1999 sold its product operations (consisting of infusion therapy and respiratory and medical equipment businesses) to Lincare
Holdings, Inc. in an asset sale for $14.5 million as part of a formal plan of separation. The Company is pursuing available strategic alternatives relative
to its visiting nurse operations in order to complete this plan.   The accomp-
anying pro-forma financila statements present the Company's results of operations for the six-months ended September 30, 1999, the years ended March 31, 1999, 1998 and 1997 and its financial condition as of September 30, 1999, as if the plan (more fully described in Note 2 below) had been adopted at the beginning of each period or as of September 30, 1999 in the case of the pro-forma balance sheet.


CARETENDERS HEALTH CORP. AND SUBSIDIARIES
PROFORMA INTERIM CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1999
	(UNAUDITED)

               Actual		       Pro-forma			        Pro-forma
               Results		      Adjustments	 Notes		Results
               	------------		------------	-------	-----------
Net revenues	  $	21,440,145		   -	                   $	21,440,145
Cost of sales
 and services		  17,697,807		   -		                    17,697,807
Selling, general
 and administrative
 expenses		        2,208,719		  -		                     2,208,719
Depreciation and
 amortization
 expense		           448,245		  -		                       448,245
Provision for
 uncollectible
 accounts		          410,725		  -		                       410,725
               	------------		------------		           ----------
Income (loss) from
 continuing operations
 before other income
  (expense) and income
 taxes		             674,649		 -		                        674,649

Other income
 (expense):
  Interest expense		(233,452)		178,606	         (1)	      (54,846)
  Loss on sale of
  building		         (91,701)				                         (91,701)
                	------------		------------		           ----------
Income (loss)
 from
 continuing
 operations
  before provision
 for income
 taxes		             349,496		  178,606			                 528,102

Provision (benefit)
 for income taxes		  146,789		   75,015	              (2)		221,804
               	------------		------------		             ---------
Net income (loss)
from continuing
 operations	       $	202,707	  $	103,591		               $ 306,298
		               ============		============		            =========

Per Share Amounts
 - Basic and Diluted
   Average shares
 outstanding		     3,120,413		      -			                 3,120,413
               	------------		------------		             ---------
 Net income (loss)
 from
  continuing
 operations	          $	0.06	       $	0.04		                $	0.10
		               ============		===========			            =========

Notes to pro-forma adjustments:
(1)	Reflects reduction of debt with proceeds of sale of product operations
(2) Reflects income tax effect of (1) at 42% effective tax rate.

	See accompanying notes to consolidated pro-forma financial statements.

CARETENDERS HEALTH CORP. AND SUBSIDIARIES
PROFORMA INTERMIM CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 1999 (UNAUDITED)

                                Pro-forma                     Proforma
                      Actual    Adjustments    Notes          Adjusted
                    --------    -----------    -----          --------

   ASSETS
Cash and cash
equivalents         $   406,698   $      -                   $  406,698
Accounts receivable
- net                 7,277,130          -                    7,277,130
Prepaid expenses and
other current assets    582,881          -                      582,881
Net assets of
discontinued
operations            7,991,358    (7,755,557)   (1)            235,801
                     ----------   ------------              -----------
TOTAL CURRENT
ASSETS               16,258,067    (7,755,557)                8,502,510

PROPERTY AND
EQUIPMENT - net       3,411,995          -                    3,411,995
COST IN EXCESS OF
NET ASSETS
ACQUIRED - net        2,455,346          -                    2,455,346
DEFERRED TAX
ASSETS                2,892,412          -                    2,892,412
OTHER ASSETS            358,975          -                      358,975
LONG TERM ASSETS
OF DISCONTINUE
OPERATIONS            5,344,443    (5,344,443)   (1)                  -
                     ----------    -----------              -----------
                    $30,721,238   $(13,100,000)             $17,621,238
                    ===========   ============              ===========

  LIABILITIES AND
  STOCKHOLDERS EQUITY
CURRENT LIABILITIES:
 Accounts payable
 and accrued
 liabilities        $  3,682,639   $        -              $ 3,682,639
 Current portion
 of term debt and
 capital lease
 obligations                   -            -                        -
Other current
 liabilities             159,320            -                  159,320
                    ------------   ----------              -----------
TOTAL CURRENT
LIABILITIES             3,841,959           -                3,841,959
                    -------------  ----------              -----------

LONG-TERM
 LIABILITIES:
 Revolving Credit
 Facility              15,601,949  (13,100,000)     (1)      2,501,949
 Other Liabilities        141,138            -                 141,138
                     ------------  -----------               ---------

TOTAL LONG-TERM
 LIABILITIES           15,743,087  (13,100,000)              2,643,087
                     -----------   -----------               ---------

TOTAL LIABILITIES     19,585,046   (13,100,000)              6,485,046
                     -----------   ------------              ---------

Commitments and
 Contingencies
Stockholders equity:
 Common stock,
 treasury stock
 and additional paid
 in capital           25,562,655             -              25,562,655
Accumulated deficit  (14,426,463)            -             (14,426,463)
                    -------------   ----------             ------------

TOTAL STOCKHOLDERS
  EQUITY              11,136,192             -              11,136,192
                     -----------    ------------           -----------
                     $30,721,238   $(13,100,000)           $17,621,238
                     ===========   ============            ===========

Notes to pro-forma adjustments:
(1) Reflects sale of product operations and application of proceds against debt.
See accompanying notes to consolidated pro-forma financial statements.

 CARETENDERS HEALTH CORP. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999

		(UNAUDITED)
                     		------------------------------------
                      Actual		 Pro-forma			       Continuing
                    		Results		Adjustments	Notes		Operations
            	-------------		------------		-------	-------------
Net revenues	   $	97,161,643	$	(57,542,296)		(1)	 $	39,619,347
Cost of sales
 and services		   80,430,802		 (46,779,687)		(1)		  33,651,115
Selling, general
 and administra-
tive expenses		   10,632,747		  (6,046,074)		(1)		   4,586,673
Depreciation and
 amortization
 expense		         2,414,472		  (1,497,596)		(1)		     916,876
Provision for
 uncollectible
 accounts		        2,337,373		  (1,877,017)		(1)		     460,356
Restructuring
 charges		           550,000		    (550,000)					             -
Goodwill write-
down		             6,967,560		  (6,854,364)				        113,196
Loss on disposal
 of certain
 operations		      1,648,538		  (1,648,538)					             -
Litigation gain		 (1,350,000)		  1,350,000					              -
                	------------		------------			    ------------
Loss before
other income
(expense)
and income
taxes		           (6,469,849)		  6,360,980				       (108,869)

Other income
(expense):
Interest
 expense		        (1,561,916)		  1,325,633		(2)		    (236,283)
                	------------		 -----------		      ------------
Loss before
income tax
 benefit		        (8,031,765)		  7,686,613				       (345,152)

Income tax
benefit		         (2,186,613)		  2,044,238		(3)		    (142,375)
                	------------		------------			    ------------
Net loss from
operations
                  (5,845,152)		   5,642,375				      (202,776)
                  ==========    ===========        ==========

Per Share Amounts
- Basic
and Diluted
Average shares
outstanding		       3,120,436			          -				     3,120,436

Net loss from
operations
          	          $	(1.88)	      $	1.82				      $		(0.06)
                  	============		============			   ============

Notes to pro-forma adjustments:
 (1)	Reflects reclassification of results of product and visiting nurse
operations as	discontinued operations.
(2)	Includes (1) plus reflects reduction of debt with proceeds of sale of product operations
(3)	Reflects income tax effect of pro-forma adjustments at 41.25% effective tax rate.

	See accompanying notes to consolidated pro-forma financial statements.

CARETENDERS HEALTH CORP. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 1998

                                 		(UNAUDITED)
                     		------------------------------------
                        		Actual		Pro-forma			          Continuing
                       		Results		Adjustments	   Notes	 Operations
                  	-------------		------------		-------	-------------
Net revenues	       $	95,182,600	$	(64,799,029)	   (1)	$	30,383,571
Cost of sales
 and services		       76,644,012		 (49,381,657)	   (1)		 27,262,355
Selling, general
 and administrative
 expenses		           10,117,882		  (5,800,335)	   (1)		  4,317,547
Depreciation and
 amortization expense		2,389,036		  (1,455,918)	   (1)		    933,118
Provision for
 uncollectible
 accounts		            2,634,985		   (2,323,507)	  (1)		    311,478
                   	------------		  ------------		     ------------
Income (loss)
before other income
(expense) and
income taxes		         3,396,685		   (5,837,612)			      (2,440,927)

Other income
 (expense):
 Interest expense		     (993,602)		    993,602    (2)	    	       1
                    	------------		 ------------		     ------------
Income (loss) before
provision for
income taxes		          2,403,083		   (4,844,010)			     (2,440,927)

Income tax provision
(benefit)		               991,272		   (1,998,154)	 (3)		 (1,006,882)
                    	------------		  ------------		     ------------
Net income (loss)	    $	1,411,811	  $	(2,845,856)		    $	(1,434,045)
                    	============		  ============		    ============
Per Share Amounts
 Average shares
 outstanding:
   Basic		              3,120,436		             -			      3,120,436
   Diluted		            3,161,706		             -			      3,161,706

 Net income per share
  basic and diluted	       $	0.45	       $	(0.91)		        $	(0.46)
                    	============		  ============		    ============


Notes to pro-forma adjustments:
(1)	Reflects reclassification of results of product and visiting nurse
operations as	discontinued operations.
(2)	Includes (1) plus reflects reduction of debt with proceeds of sale of
product	operations
(3)	Reflects income tax effect of pro-forma adjustments at 41.25% effective tax rate.

	See accompanying notes to consolidated pro-forma financial statements.

CARETENDERS HEALTH CORP. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 1997

                             		     (UNAUDITED)
                             		------------------------------------
                              		Actual		 Pro-forma			         Continuing
                              		Results		Adjustments  	Notes		Operations
                             	---------		-----------   -----  ----------
Net revenues	              $	76,773,039	$	(52,071,333)	 (1)	$	24,701,706
Cost of sales
 and services		              60,268,808		 (39,108,784)	 (1)		 21,160,024
Selling, general
 and administrative
 expenses		                   9,363,031		  (5,442,833)	 (1)		 3	,920,198
Depreciation and
 amortization expense		       2,239,194		  (1,078,598)	 (1)			 1,160,596
Provision for
 uncollectible accounts		     2,215,537		  (1,937,820)	 (1)			   277,717
                             ------------		------------		   	-----------
Income before other income
(expense) and income taxes		  2,686,469		  (4,503,298)			     (1,816,829)

Other income (expense):
  Interest expense		           (771,099)		    535,978	  (2)			  (235,121)
                           	------------		------------			     -----------
Income before provision for
income taxes		                 1,915,370		 (3,967,320)			     (2,051,950)

Provision for income taxes		     156,000		   (323,124)	(3)			   (167,124)
                           	------------		------------			     -----------
Net income (loss)	           $	1,759,370	 $	(3,644,196)		   $	(1,884,826)
                           	============		============			    ===========
Per Share Amounts
 Average shares outstanding:
   Basic		                     3,119,413		           -				     3,120,413
   Diluted		                   3,141,865		           -				     3,141,865

 Net income per share
  basic and diluted	              $	0.56	       $	1.16		       $		(0.60)
                          		============		============			     ==========

Notes to pro-forma adjustments:
(1)	Reflects reclassification of results of product and visiting nurse
operations as	discontinued operations.
(2)	Includes (1) plus reflects reduction of debt with proceeds of sale of
product 	operations.
(3)	Reflects income tax effect of pro-forma adjustments at 8% effective tax rate.
See accompanying notes to consolidated pro-forma financial statements.

	CARETENDERS HEALTH CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS


1.	BASIS OF PRESENTATION

The accompanying consolidated pro-forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. Accordingly, the reader of this Form 8-K is referred to the Company's Form 10-Q for the quarter ended September 30, 1999 and Form 10-K for the year ended March 31, 1999 for further information. In the opinion of management of the Company, the accompanying unaudited pro-forma financial statements reflect all adjustments (consisting of normally recurring adjustments) necessary to present fairly the financial position and the results of operations. The accompanying pro-forma financial statements presents the Company's results of operations for the six-months ended September 30, 1999, 1998 and 1997 and its financial condition as of September 30, 1999, as if the plan (more fully described in Note 2 below) had been adopted at the beginning of each period or as of September 30, 1999 in the case of the pro-forma balance sheet.

2.	DISCONTINUED OPERATIONS

On November 12, 1999 sold its product operations (consisting of infusion therapy and respiratory and medical equipment businesses) to Lincare Holdings, Inc. in an asset sale for $14.5 million as part of a formal plan of separation. The Company is pursuing available strategic alternatives relative to its visiting nurse operations in order to complete this plan. Proceeds from the sale are being used to repay obligations outstanding under the Company's bank line of credit. As a result of the operational separations, the Company has recorded a one-time net of tax loss of approximately $5 million or ($1.60) in the quarter ended September 30, 1999. This charge reduced the book value of the operations to their expected net realizable value and includes the estimated future operating results of the visiting nurse operations prior to separation. These changes have been accounted for as discontinued operations in the Company's financial statements as of September 30, 1999 included in Form 10-Q for the quarter then ended and three years ended March 31, 1999. Accordingly, pro-forma adjustments to the statement of operations for the six months then ended are limited to reflecting the reduction in interest expense resulting from the pay down of debt with the proceeds of the sale of the product operations.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


Date:	November 27, 1999

							CARETENDERS HEALTH CORP.


							BY  /s/ William B Yarmuth
							William B. Yarmuth,
							Chairman of the Board, President
							and Chief Executive Officer


							BY  /s/ C. Steven Guenthner
							C. Steven Guenthner,
							Senior Vice President and
							Chief Financial Officer